UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  September 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of August 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-2)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-16               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)





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Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust and Servicing Agreement, dated as of August 1, 2003 among GS Mortgage Securities Corp., as depositor, GMAC Mortgage Corporation, Wells Fargo Home Mortgage Inc., Countrywide Home Loans Inc., as Servicers, and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-2
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  October 24, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2003


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                        GSRPM MORTGAGE LOAN TRUST 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                September 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                            Ending
                Face       Principal                                                 Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total       Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      72,641,000.00    72,641,000.00   2,877,917.32     102,262.39          2,980,179.71       0.00       0.00  69,763,082.68
M1       5,693,000.00     5,693,000.00           0.00       8,900.06              8,900.06       0.00       0.00   5,693,000.00
M2       5,465,000.00     5,465,000.00           0.00      13,006.70             13,006.70       0.00       0.00   5,465,000.00
B1       3,416,000.00     3,416,000.00           0.00      13,576.70             13,576.70       0.00       0.00   3,416,000.00
B2       1,367,000.00     1,367,000.00           0.00       5,698.87              5,698.87       0.00       0.00   1,367,000.00
B3       1,594,000.00     1,594,000.00           0.00       6,645.21              6,645.21       0.00       0.00   1,594,000.00
R                0.00             0.00           0.00           0.00                  0.00       0.00       0.00           0.00
TOTALS  90,176,000.00    90,176,000.00   2,877,917.32     150,089.93          3,028,007.25       0.00       0.00  87,298,082.68

X          911,118.00       911,118.00           0.00       6,349.18              6,349.18       0.00       0.00   1,401,147.89
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36228FWH5       1,000.00000000    39.61836043    1.40777784  41.02613827     960.38163957         A1      1.810000 %
M1      36228FWJ1       1,000.00000000     0.00000000    1.56333392   1.56333392   1,000.00000000         M1      2.010000 %
M2      36228FWK8       1,000.00000000     0.00000000    2.38000000   2.38000000   1,000.00000000         M2      3.060000 %
B1      36228FWL6       1,000.00000000     0.00000000    3.97444379   3.97444379   1,000.00000000         B1      5.110000 %
B2      36228FWM4       1,000.00000000     0.00000000    4.16888808   4.16888808   1,000.00000000         B2      5.360000 %
B3      36228FWN2       1,000.00000000     0.00000000    4.16888959   4.16888959   1,000.00000000         B3      5.360000 %
TOTALS                  1,000.00000000    31.91444863    1.66441104  33.57885967     968.08555137

X                       1,000.00000000     0.00000000    6.96855951   6.96855951   1,537.83361760          X       0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 7.08(a)(i)          Aggregate Amount of Deposit in the Certificate Account                          3,038,503.52

Sec. 7.08(a)(ii)         Aggregate Distribution Amount
                         Total Offered Certificates
                                               Accrued Certificate Interest                                150,089.92
                                               Interest Shortfall Carryforward Amount                            0.00
                                               Principal Distribution Amount                             2,877,917.32

                         Total Class A Certificates
                                               Accrued Certificate Interest                                102,262.39
                                               Interest Shortfall Carryforward Amount                            0.00
                                               Basis Risk Carry Forward Amount                                   0.00
                                               Principal Distribution Amount                             2,877,917.32

                         Total Class M Certificates
                                               Accrued Certificate Interest                                 21,906.76
                                               Interest Shortfall Carryforward Amount                            0.00
                                               Basis Risk Carry Forward Amount                               4,106.64
                                               Principal Distribution Amount                                     0.00

                         Total Class B Certificates
                                               Accrued Certificate Interest                                 25,920.78
                                               Interest Shortfall Carryforward Amount                            0.00
                                               Basis Risk Carry Forward Amount                                   0.00
                                               Principal Distribution Amount                                     0.00

Sec. 7.08(a)(iii)        LIBOR                                                                              1.11000 %

Sec. 7.08(a)(iv)         Fees
                                               Trustee Fee                                                     379.53
                                               Retained Interest                                             4,147.10
                                               Servicer Fee                                                 33,805.87

Sec. 7.08(a)(vi)         Realized Losses For Current Period                                                      0.00
                         Amount of Cumulative Realized Losses                                                    0.00
                         Amount of Applied Realized Losses                                                       0.00

Sec. 7.08(a)(vii)        Overcollateralization
                                               Specified OC                                              4,554,355.90
                                               OC Amount                                                 1,401,147.83

Sec. 7.08(a)(ix)         Mortgage Loan Principal Payments                                                2,387,887.42
                                               Scheduled Principal Payments                                479,235.80
                                               Principal Prepayments                                     1,908,736.96
                                               Curtailment Adjustment                                          -85.34
                                               Loan Purchase Price                                               0.00
                                               Recoveries of Principal                                           0.00
                                               Realized Loss                                                     0.00
                                               Realized Gain                                                     0.00
                                               Non-recovery Advance                                              0.00

Sec. 7.08(a)(xii)        Aggregate Pooling Balance as of the first day of the related Collection Period       91,087,117.93
                         Aggregate Pooling Balance as of the last day of the related Collection Period        88,699,230.51

Sec. 7.08(a)(xiv)        Weighted average interest rate of the Mortgage Loans                                     8.93807 %

Sec. 7.08(a)(xv)         Weighted average remaining term of the Mortgage Loans                                          293

Sec. 7.08(a)(xvi)        Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                               Number of loans (preceding 1 month)                                        0
                                               Principal Balance of loans (preceding 1 month)                          0.00

                                               Number of loans (preceding 2 month)                                        0
                                               Principal Balance of loans (preceding 2 month)                          0.00

                                               Number of loans (preceding 3 months)                                       0
                                               Principal Balance of loans (preceding 3 months)                         0.00

Sec. 7.08(a)(xviii)      Principal Balance of the largest Mortgage Loan outstanding                              648,233.38

Sec. 7.08(a)(xix)        Number, Balance, and Percentage of Delinquent Loans
                                               Number of Loans are 30-59 days delinquent                                  5
                                               Balance of Loans are 30-59 days delinquent                        838,417.05
                                               Percentage of Loans are 30-59 days delinquent                         0.95 %

                                               Number of Loans are 60-89 days delinquent                                  0
                                               Balance of Loans are 60-89 days delinquent                              0.00
                                               Percentage of Loans are 60-89 days delinquent                         0.00 %

                                               Number of Loans are 90-119 days delinquent                                 5
                                               Balance of Loans are 90-119 days delinquent                       903,591.97
                                               Percentage of Loans are 90-119 days delinquent                        1.02 %

                                               Number of Loans are 120-149 days delinquent                                1
                                               Balance of Loans are 120-149 days delinquent                       39,724.29
                                               Percentage of Loans are 120-149 days delinquent                       0.04 %

                                               Number of Loans are 150-179 days delinquent                                3
                                               Balance of Loans are 150-179 days delinquent                      254,829.63
                                               Percentage of Loans are 150-179 days delinquent                       0.29 %

                                               Number of Loans are 180 or more days delinquent                            2
                                               Balance of Loans are 180 or more days delinquent                  192,496.09
                                               Percentage of Loans are 180 or more days delinquent                   0.22 %

Sec. 7.08(a)(xx)         Mortgage loans in Foreclosure
                                               Number of loans                                                          187
                                               Principal Balance of loans                                     17,235,213.35

Sec. 7.08(a)(xxi)        Mortgage loans in bankruptcy proceedings
                                               Number of loans                                                          360
                                               Principal Balance of loans                                     28,329,031.62

                                               Number of Loans are 0-29 days delinquent                                 360
                                               Balance of Loans are 0-29 days delinquent                      28,329,031.62

                                               Number of Loans are 30-59 days delinquent                                  0
                                               Balance of Loans are 30-59 days delinquent                              0.00

                                               Number of Loans are 60-89 days delinquent                                  0
                                               Balance of Loans are 60-89 days delinquent                              0.00

                                               Number of Loans are 90-119 days delinquent                                 0
                                               Balance of Loans are 90-119 days delinquent                             0.00

                                               Number of Loans are 120-149 days delinquent                                0
                                               Balance of Loans are 120-149 days delinquent                            0.00

                                               Number of Loans are 150-179 days delinquent                                0
                                               Balance of Loans are 150-179 days delinquent                            0.00

                                               Number of Loans are 180 or more days delinquent                            0
                                               Balance of Loans are 180 or more days delinquent                        0.00

Sec. 7.08(a)(xxii)       Number and Balance of loans in foreclosure proceedings
                                               Number of Loans are 0-29 days delinquent                                 187
                                               Balance of Loans are 0-29 days delinquent                      17,235,213.35

                                               Number of Loans are 30-59 days delinquent                                  0
                                               Balance of Loans are 30-59 days delinquent                              0.00

                                               Number of Loans are 60-89 days delinquent                                  0
                                               Balance of Loans are 60-89 days delinquent                              0.00

                                               Number of Loans are 90-119 days delinquent                                 0
                                               Balance of Loans are 90-119 days delinquent                             0.00

                                               Number of Loans are 120-149 days delinquent                                0
                                               Balance of Loans are 120-149 days delinquent                            0.00

                                               Number of Loans are 150-179 days delinquent                                0
                                               Balance of Loans are 150-179 days delinquent                            0.00

                                               Number of Loans are 180 or more days delinquent                            0
                                               Balance of Loans are 180 or more days delinquent                        0.00

Sec. 7.08(a)(xxiii)      Number and Balance of REO loans
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          2               97,578.20                  0.11 %

Sec. 7.08(a)(xxiv)       Book Value of Mortgage loans acquired through foreclosure or grant of a deed                       0.00

Sec. 7.08(a)(xxv)        Number of Mortgage loans                                                                          1,034

Sec. 7.08(a)(xxvi)       Aggregate amount from
                                               a. Curtailments                                                        -11,112.15
                                               b. Voluntary Payoffs                                                 1,919,763.77
                                               c. Involuntary Payoffs                                                       0.00
                                               d. Mortgage Loans purchased from the Trust                                   0.00

Sec. 7.08(a)(xxvii)      Mortgage loans subject to loss mitigation*
                                               Number of loans                                                                 0
                                               Principal Balance of loans                                                   0.00

Sec. 7.08(a)(xxiii)      Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                               Number of loans                                                                 0
                                               Principal Balance of loans                                                   0.00

Sec. 7.08(a)(xxix)       Amount of current Realized Losses*
                                               a. REO Property sold                                                         0.00
                                               b. short sale                                                                0.00
                                               c. deed in lieu                                                              0.00
                                               d. no equity second mortgages                                                0.00
                                               e. other                                                                     0.00

Sec. 7.08(a)(xxxi)       Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                               a.Number of Loans Currently meeting payment plan                             0.00
                                               a.Balance of Loans Currently meeting payment plan                            0.00

                                               b.Number of Loans 1 to 2 payments behind payment plan                        0.00
                                               b.Balance of Loans 1 to 2 payments behind payment plan                       0.00

                                               c.Number of Loans 2 to 3 payments behind payment plan                        0.00
                                               c.Balance of Loans 2 to 3 payments behind payment plan                       0.00

                                               d.Number of Loans greater than 3 payments behind payment plan                0.00
                                               d.Balance of Loans greater than 3 payments behind payment plan               0.00

                                               e.Number of Loans greater than 4 payments behind payment plan                0.00
                                               e.Balance of Loans greater than 4 payments behind payment plan               0.00

                                               f.Number of Loans greater than 5 payments behind payment plan                0.00
                                               f.Balance of Loans greater than 5 payments behind payment plan               0.00

                         Number and Pool Balance of Loans in Forbearance*
                                               a.Number of Loans Currently meeting payment plan                             0.00
                                               a.Balance of Loans Currently meeting payment plan                            0.00

                                               b.Number of Loans 1 to 2 payments behind payment plan                        0.00
                                               b.Balance of Loans 1 to 2 payments behind payment plan                       0.00

                                               c.Number of Loans 2 to 3 payments behind payment plan                        0.00
                                               c.Balance of Loans 2 to 3 payments behind payment plan                       0.00

                                               d.Number of Loans greater than 3 payments behind payment plan                0.00
                                               d.Balance of Loans greater than 3 payments behind payment plan               0.00

                                               e.Number of Loans greater than 4 payments behind payment plan                0.00
                                               e.Balance of Loans greater than 4 payments behind payment plan               0.00

                                               f.Number of Loans greater than 5 payments behind payment plan                0.00
                                               f.Balance of Loans greater than 5 payments behind payment plan               0.00

Sec. 7.08(a)(xxxi)       Stepdown Date                                                                             Not in effect

Sec. 7.08(a)(xxxii)      Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                               Number of loans                                                                 0
                                               Principal Balance of loans                                                   0.00


                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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